                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     ALLIED PRODUCTS CORPORATION    CASE NO. 00 B 28798
               ---------------------------             ----------

               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
               ---------------------------------------------------

               For Month Ending October 31        ,        2001
                                -------------------

BEGINNING BALANCE IN ALL ACCOUNTS                       $7,772,907
                                                        ----------

RECEIPTS:
            1. Receipts from operations                 $        -
                                                        ----------
            2. Other Receipts                           $  266,179
                                                        ----------
            3. Miscellaneous Receipts                   $        -
                                                        ----------
            4. Sale Of Assets                           $        -
                                                        ----------
            5. Receipt Of Escrow                        $        -
                                                        ----------
            6. General Motors Funding                   $        -
                                                        ----------

DISBURSEMENTS:
            3. Net payroll:
               a. Officers                              $   22,112
                                                        ----------
               b. Others                                $   23,444
                                                        ----------

            4. Taxes
               a. Federal Income Taxes                  $   15,219
                                                        ----------
               b. FICA withholdings                     $    2,214
                                                        ----------
               c. Employee's withholdings (2)           $      296
                                                        ----------
               d. Employer's FICA                       $    2,214
                                                        ----------
               e. Federal Unemployment Taxes            $        -
                                                        ----------
               f. State Income Tax                      $    4,982
                                                        ----------
               g. State Employee withholdings           $    1,950
                                                        ----------
               h. All other taxes                       $        -
                                                        ----------

            5. Necessary expenses:
               a. Rent or mortgage payments (s)         $    7,670
                                                        ----------
               b. Utilities                             $        -
                                                        ----------
               c. Insurance                             $    6,394
                                                        ----------
               d. Merchandise bought for                $        -
                    manufacture or sale                 ----------
               e. Other necessary expenses
                    Foothill Secured Loan               $        -
                                                        ----------
                    Asset Sale Related Expenses         $        -
                                                        ----------
                    Union Closure Agreement             $        -
                                                        ----------
                    Professional/Trustee Fees           $  133,919
                                                        ----------
                    All Other Disbursements             $   75,486
                                                        ----------
TOTAL DISBURSEMENTS                                     $  295,899
                                                        ----------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                        $  (29,720)
                                                                           ----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798 $7,741,114
  OPERATING ACCOUNT: 5800272592                                            ----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798 $    6,363
  PAYROLL ACCOUNT: 5800272618                                              ----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798 $   (2,102)
  ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                               ----------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION                    $   (2,188)
  PAYROLL ACCOUNT: 5800026501                                              ----------
ENDING BALANCE IN ALL ACCOUNTS                          $ 7,743,187
                                                        ----------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                            OPERATING REPORT Page 1
                                 Exhibit "B"

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION        CASE NO.:  00 B 28798
               ---------------------------                   -----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31 , 2001
                                        ------------

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF OCTOBER 1, 2001 THROUGH OCTOBER 31, 2001 (1)

        DATE RECEIVED                                    DESCRIPTION                                       AMOUNT
        -------------                                    -----------                                       ------
      None                                  General Motors                                                   $       -
      None                                  Chrysler Progress Payments                                               -
      None                                  Chrysler Holdbacks                                                       -
      None                                  Chrysler Repairs                                                         -
      None                                  Misc. Holdbacks & Acceptances                                            -
      None                                  Verson Std. Products                                                     -
      None                                  Corporate                                                                -
      None                                  Receipt of Escrow                                                        -
      None                                  Note Receivable                                                          -
                                            Additional Receipts                                                      -
      Various                                          Employee Related/COBRA Receipts-Foothill                      -
      Various                                          Operational Receipts                                          -
      Various                                          Sales Of Assets                                               -
      Various                                          Other Receipts                                          266,179
      Various                                          GM Funding                                                    -
                                                                                                             ----------
                               TOTAL  RECEIPTS                                                               $ 266,179
                                                                                                             ----------


(1) Please see attached pages for the detail of receipts by Company bank account

                        OPERATING REPORT Page 2 (2 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


  CASE NAME:   ALLIED PRODUCTS CORPORATION         CASE NO.:  00 B 28798
               ---------------------------                    -----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31 , 2001
                                        ------------

  Bank:         LASALLE BANK N.A.
                ---------------------------------------------------------------
  Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
  Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ---------------------------------------------------------------
  Account No.:  5800272592
                ---------------------------------------------------------------

        DATE RECEIVED                                    DESCRIPTION                                       AMOUNT
        -------------                                    -----------                                       ------
      None                                  General Motors                                                   $       -
      None                                  Chrysler Progress Payments                                               -
      None                                  Chrysler Holdbacks                                                       -
      None                                  Chrysler Repairs                                                         -
      None                                  Misc. Holdbacks & Acceptances                                            -
      None                                  Verson Std. Products                                                     -
      None                                  Corporate                                                                -
      None                                  Receipt of Escrow                                                        -
      None                                  Note Receivable                                                          -
      Various                               Additional Receipts                                                      -
      Various                                          Employee Related/COBRA Receipts-Foothill                      -
      Various                                          Operational Receipts                                          -
      Various                                          Sales Of Assets                                               -
      Various                                          Other Receipts                                          266,179
      Various                                          GM Funding                                                    -
                                                                                                             ----------
                               TOTAL  RECEIPTS                                                               $ 266,179
                                                                                                             ----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (3 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:  ALLIED PRODUCTS CORPORATION         CASE NO.:  00 B 28798
              ---------------------------                    -----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31 , 2001
                                        ------------

  Bank:         LASALLE BANK N.A.
                ---------------------------------------------------------------
  Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
  Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ---------------------------------------------------------------
  Account No.:  5800272618
                ---------------------------------------------------------------

        DATE RECEIVED                                    DESCRIPTION                                       AMOUNT
        -------------                                    -----------                                       ------
      None                                  General Motors                                                         $ -
      None                                  Chrysler Progress Payments                                               -
      None                                  Chrysler Holdbacks                                                       -
      None                                  Chrysler Repairs                                                         -
      None                                  Misc. Holdbacks & Acceptances                                            -
      None                                  Verson Std. Products                                                     -
      None                                  Corporate                                                                -
      None                                  Receipt of Escrow                                                        -
      None                                  Note Receivable                                                          -
                                            Additional Receipts
      None                                             Employee Related/COBRA Receipts-Foothill                      -
      None                                             Operational Receipts                                          -
      None                                             Sales Of Assets                                               -
      None                                             Other Receipts                                                -
      None                                             GM Funding                                                    -
                                                                                                             ----------
                               TOTAL  RECEIPTS                                                                     $ -
                                                                                                             ----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (4 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:   ALLIED PRODUCTS CORPORATION         CASE NO.:  00 B 28798
               ---------------------------                    -----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31 , 2001
                                        ------------

  Bank:         LASALLE BANK N.A.
                ---------------------------------------------------------------
  Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
  Account Name: ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ---------------------------------------------------------------
  Account No.:  5800272600
                ---------------------------------------------------------------

        DATE RECEIVED                                    DESCRIPTION                                       AMOUNT
        -------------                                    -----------                                       ------
      None                                  General Motors                                                         $ -
      None                                  Chrysler Progress Payments                                               -
      None                                  Chrysler Holdbacks                                                       -
      None                                  Chrysler Repairs                                                         -
      None                                  Misc. Holdbacks & Acceptances                                            -
      None                                  Verson Std. Products                                                     -
      None                                  Corporate                                                                -
      None                                  Receipt of Escrow                                                        -
      None                                  Note Receivable                                                          -
                                            Additional Receipts
      None                                             Employee Related/COBRA Receipts-Foothill                      -
      None                                             Operational Receipts                                          -
      None                                             Sales Of Assets                                               -
      None                                             Other Receipts                                                -
      None                                             GM Funding                                                    -
                                                                                                             ----------
                               TOTAL  RECEIPTS                                                                     $ -
                                                                                                             ----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (5 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:  ALLIED PRODUCTS CORPORATION         CASE NO.:  00 B 28798
              ---------------------------                    -----------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING October 31 , 2001
                                        ------------

  Bank:         LASALLE BANK N.A.
                ---------------------------------------------------------------
  Location:     135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
  Account Name: VERSON CORPORATION PAYROLL ACCOUNT
                ---------------------------------------------------------------
  Account No.:  5800026501
                ---------------------------------------------------------------

        DATE RECEIVED                                    DESCRIPTION                                       AMOUNT
        -------------                                    -----------                                       ------
      None                                  General Motors                                                         $ -
      None                                  Chrysler Progress Payments                                               -
      None                                  Chrysler Holdbacks                                                       -
      None                                  Chrysler Repairs                                                         -
      None                                  Misc. Holdbacks & Acceptances                                            -
      None                                  Verson Std. Products                                                     -
      None                                  Corporate                                                                -
      None                                  Receipt of Escrow                                                        -
      None                                  Note Receivable                                                          -
                                            Additional Receipts
      None                                             Operational Receipts                                          -
      None                                             Operational Receipts-Foothill Account                         -
      None                                             Sales Of Assets                                               -
      None                                             Other Receipts                                                -
      None                                             GM Funding                                                    -
                                                                                                             ----------
                               TOTAL  RECEIPTS                                                                     $ -
                                                                                                             ----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (6 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     ALLIED PRODUCTS CORPORATION       CASE NO.: 00 B 28798
               ---------------------------                 ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31     , 2001
                                        ----------------


SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF OCTOBER 1, 2001 THROUGH OCTOBER 31, 2001

            DATE DISBURSED                CHECK/WIRE NO.                             DESCRIPTION                AMOUNT
            --------------                --------------                             -----------                ------
               Various                       Various              Salaries, Benefits & Insurance              $  65,231
               Various                       Various              Stay Bonus                                      8,612
                 None                         None                Utilities                                           -
               Various                       Various              Rents & Leases                                  7,670
                 None                         None                Remaining Man. Costs                                -
                 None                         None                Pre-Petition Vendor Payments                        -
                 None                         None                Real Estate Taxes                                   -
                 None                         None                Asset Sale Related Expenses                         -
                 None                         None                Foothill Capital-Secured Loan                       -
                 None                         None                Union Closure Agreement                             -
                 None                         None                Parts Purchases                                     -
               Various                       Various              Professional/Trustee Fees                     133,919
                 None                         None                Foothill Principal Payments                         -
                 None                         None                Boeing Letter of Credit                             -
               Various                       Various              Federal and State Income Taxes                  4,982
                 None                         None                Foothill Interest & Fees                            -
               Various                       Various              All Other                                      75,485

                                                                                                              ----------
                                                            TOTAL DISBURSEMENTS                               $ 295,899
                                                                                                              ----------

(1) Please see attached pages for the detail of disbursements by Company bank account

                       OPERATING REPORT Page 3 (7 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:    ALLIED PRODUCTS CORPORATION       CASE NO.: 00 B 28798
                ---------------------------                 ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31     , 2001
                                        ----------------

 Bank:          LASALLE BANK N.A.
                ---------------------------------------------------------------
 Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
 Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ---------------------------------------------------------------
 Account No.:   5800272592
                ---------------------------------------------------------------

            DATE DISBURSED                CHECK/WIRE NO.                             DESCRIPTION                AMOUNT
            --------------                --------------                             -----------                ------
               Various                       Various              Salaries, Benefits & Insurance               $   65,231
               Various                       Various              Stay Bonus                                        8,612
                 None                         None                Utilities                                             -
               Various                       Various              Rents & Leases                                    7,670
                 None                         None                Remaining Man. Costs                                  -
                 None                         None                Pre-Petition Vendor Payments                          -
                 None                         None                Real Estate Taxes                                     -
                 None                         None                Asset Sale Related Expenses                           -
                 None                         None                Foothill Capital-Secured Loan                         -
                 None                         None                Union Closure Agreement                               -
                 None                         None                Parts Purchases                                       -
               Various                       Various              Professional/Trustee Fees                       133,919
                 None                         None                Foothill Principal Payments                           -
                 None                         None                Boeing Letter of Credit                               -
               Various                       Various              Federal and State Income Taxes                    4,982
                 None                         None                Foothill Interest & Fees                              -
               Various                       Various              All Other                                        75,485

                                                                                                               ----------
                                                            TOTAL DISBURSEMENTS                                $  295,899
                                                                                                               ----------

You must create a separate list for each bank account for which disbursements were made during the month.

                       OPERATING REPORT Page 3 (8 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:    ALLIED PRODUCTS CORPORATION       CASE NO.: 00 B 28798
                ---------------------------                 ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31     , 2001
                                        ----------------
 Bank:          LASALLE BANK N.A.
                ---------------------------------------------------------------
 Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
 Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ---------------------------------------------------------------
 Account No.:   5800272618
                ---------------------------------------------------------------

            DATE DISBURSED                CHECK/WIRE NO.                             DESCRIPTION                AMOUNT
            --------------                --------------                             -----------                ------
                 None                         None                Salaries, Benefits & Insurance               $       -
                 None                         None                Stay Bonus                                           -
                 None                         None                Utilities                                            -
                 None                         None                Rents & Leases                                       -
                 None                         None                Remaining Man. Costs                                 -
                 None                         None                Pre-Petition Vendor Payments                         -
                 None                         None                Real Estate Taxes                                    -
                 None                         None                Asset Sale Related Expenses                          -
                 None                         None                Foothill Capital-Secured Loan                        -
                 None                         None                Union Closure Agreement                              -
                 None                         None                Parts Purchases                                      -
                 None                         None                Professional/Trustee Fees                            -
                 None                         None                Foothill Principal Payments                          -
                 None                         None                Boeing Letter of Credit                              -
                 None                         None                Foothill Interest & Fees                             -
                 None                         None                All Other                                            -

                                                                                                               ---------
                                                            TOTAL DISBURSEMENTS                                $       -
                                                                                                               ---------

You must create a separate list for each bank account for which disbursements were made during the month.

                       OPERATING REPORT Page 3 (9 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


  CASE NAME:    ALLIED PRODUCTS CORPORATION       CASE NO.: 00 B 28798
                ---------------------------                 ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31     , 2001
                                        ----------------
 Bank:          LASALLE BANK N.A.
                ---------------------------------------------------------------
 Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
 Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ---------------------------------------------------------------
 Account No.:   5800272600
                ---------------------------------------------------------------

            DATE DISBURSED                CHECK/WIRE NO.                             DESCRIPTION                AMOUNT
            --------------                --------------                             -----------                ------
                 None                         None                Salaries, Benefits & Insurance               $       -
                 None                         None                Stay Bonus                                           -
                 None                         None                Utilities                                            -
                 None                         None                Rents & Leases                                       -
                 None                         None                Remaining Man. Costs                                 -
                 None                         None                Pre-Petition Vendor Payments                         -
                 None                         None                Real Estate Taxes                                    -
                 None                         None                Asset Sale Related Expenses                          -
                 None                         None                Foothill Capital-Secured Loan                        -
                 None                         None                Union Closure Agreement                              -
                 None                         None                Parts Purchases                                      -
                 None                         None                Professional/Trustee Fees                            -
                 None                         None                Foothill Principal Payments                          -
                 None                         None                Boeing Letter of Credit                              -
                 None                         None                Foothill Interest & Fees                             -
                 None                         None                All Other                                            -

                                                                                                               ---------
                                                            TOTAL DISBURSEMENTS                                $       -
                                                                                                               ---------

You must create a separate list for each bank account for which disbursements were made during the month.

                       OPERATING REPORT Page 3 (10 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:    ALLIED PRODUCTS CORPORATION       CASE NO.: 00 B 28798
                ---------------------------                 ----------

                              DISBURSEMENT LISTING
                              --------------------

                       FOR MONTH ENDING October 31     , 2001
                                        ----------------
 Bank:          LASALLE BANK N.A.
                ---------------------------------------------------------------
 Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------
 Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
                ---------------------------------------------------------------
 Account No.:   5800026501
                ---------------------------------------------------------------

            DATE DISBURSED                CHECK/WIRE NO.                             DESCRIPTION                AMOUNT
            --------------                --------------                             -----------                ------
                 None                         None                Salaries, Benefits & Insurance               $       -
                 None                         None                Stay Bonus                                           -
                 None                         None                Utilities                                            -
                 None                         None                Rents & Leases                                       -
                 None                         None                Remaining Man. Costs                                 -
                 None                         None                Pre-Petition Vendor Payments                         -
                 None                         None                Real Estate Taxes                                    -
                 None                         None                Asset Sale Related Expenses                          -
                 None                         None                Foothill Capital-Secured Loan                        -
                 None                         None                Union Closure Agreement                              -
                 None                         None                Parts Purchases                                      -
                 None                         None                Professional/Trustee Fees                            -
                 None                         None                Foothill Principal Payments                          -
                 None                         None                Boeing Letter of Credit                              -
                 None                         None                Foothill Interest & Fees                             -
                 None                         None                All Other                                            -

                                                                                                               ---------
                                                            TOTAL DISBURSEMENTS                                $       -
                                                                                                               ---------

You must create a separate list for each bank account for which disbursements were made during the month.


                       OPERATING REPORT Page 3 (11 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    ALLIED PRODUCTS CORPORATION     CASE NO.:          00 B 28798
              ---------------------------                   -------------------


                       FOR MONTH ENDING October 31     , 2001
                                        ----------------

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

                       Beginning Inventory                        $                -
                                                                 -------------------
                       Add: purchases                             $                -
                                                                 -------------------
                       Less: goods sold (cost basis)              $                -
                                                                 -------------------
                       Ending Inventory                           $                -
                                                                 -------------------

PAYROLL INFORMATION STATEMENT
-----------------------------
Gross payroll for this period                                     $           67,449
                                                                 -------------------
Payroll taxes due but unpaid                                      $                -
                                                                 -------------------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                                                Amount of           Number of            Amounts of
                                          Date regular           Regular             Payments             Payments
      Name of Creditor/Lessor            payment is due          Payment            Delinquent           Deliquent*
------------------------------------   ------------------     ----------------     --------------      ---------------
                                                                                                        $           -

*Include only post-petition payments

                           OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:       ALLIED PRODUCTS CORPORATION     CASE NO.: 00 B 28798
                 ---------------------------               ----------

                       FOR MONTH ENDING October 31      , 2001
                                        ------------------

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:

                 Beginning month balance                                   $   13,350,594
                                                                          ---------------

                 Add:    sales on account (2)                              $          -
                                                                          ---------------

                 Less:  collections/adjustments                            $          -
                                                                          ---------------

                 End of month balance                                      $   13,350,594
                                                                          ---------------


   0-30 Days               31-60 Days             61-90 Days               Over 90 Days (1)                End of Month
-----------------        ---------------        ---------------           -------------------          --------------------
  $          -             $        -             $         -              $   13,350,594                  $ 13,350,594
-----------------        ---------------        ---------------           -------------------          --------------------


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                 Beginning of month balance                                $            -
                                                                          -------------------

                 Add: credit extended                                      $      220,432
                                                                          -------------------

                 Less: payments of account                                 $     (220,432)
                                                                          -------------------

                 End of month balance                                                   -
                                                                          -------------------


   0-30 Days               31-60 Days             61-90 Days                 Over 90 Days                   End of Month
-----------------        ---------------        ---------------           -------------------          -----------------------
  $          -             $        -             $         -              $            -                   $          -
-----------------        ---------------        ---------------           -------------------          -----------------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:       ALLIED PRODUCTS CORPORATION     CASE NO.: 00 B 28798
                 ---------------------------               ----------

                       FOR MONTH ENDING October 31      , 2001
                                        ------------------


                                TAX QUESTIONNAIRE
                                -----------------

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

                                                       ----           -----
    1.     Federal Income Taxes                Yes      X      No
                                                       ----           -----

                                                       ----           -----
    2.     FICA withholdings                   Yes      X      No
                                                       ----           -----

                                                       ----           -----
    3.     Employee's withholdings             Yes      X      No
                                                       ----           -----

                                                       ----           -----
    4.     Employer's FICA                     Yes      X      No
                                                       ----           -----

                                                       ----           -----
    5.     Federal Unemployment Taxes          Yes      X      No
                                                       ----           -----

                                                       ----           -----
    6.     State Income Tax                    Yes      X      No
                                                       ----           -----

                                                       ----           -----
    7.     State Employee withholdings         Yes      X      No
                                                       ----           -----

                                                       ----           -----
    8.     All other state taxes               Yes      X      No
                                                       ----           -----

    If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                            OPERATING REPORT Page 6

-----------------------------------------------------------------------------------------------------------------------------
                           Department of the Treasury - Internal Revenue Service
(REV. 06-97)                    VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
                                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------
TO             District Director, Internal revenue Service
               Attn:  Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------
FROM:          Name of Taxpayer                        Allied Products Corp
-----------------------------------------------------------------------------------------------------------------------------
               Taxpayer Address                        1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-----------------------------------------------------------------------------------------------------------------------------
SECTION 1                           FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                              for the payroll period from 23-Sep-01 to 5-Oct-01
                                                                          ----------  ----------
Taxes Reported on                             Payroll Date                 5-Oct-01
form 941, Employer's                                                      ----------
Quarterly Federal Tax             Gross wages paid to employees                             $    38,116
Return                                                                                    --------------
                                  Income tax withheld                                       $     9,145
                                                                                          --------------
                                  SOCIAL SECURITY  Employer's Soc. Sec.                     $       929
                                                                                          --------------
                                                   Employee's Soc. Sec.                             929
                                                                                          --------------
                                                   Employer's Medicare                              553
                                                                                          --------------
                                                   Employee's Medicare                              553
                                                                                          --------------
                                                   SOC. SEC & MEDICARE TOTAL                $     2,963
                                                                                          --------------
                                  Tax Deposited                                             $    12,108
                                                                                          --------------
                                  Date Deposited                            Wired To ADP 10/05/01
                                                                       ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SECTION 2                           FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                              for the payroll period from             to
                                                                          -----------     -----------
Taxes Reported on
form 940, Employer's              Gross wages paid to employees                             $         -
Annual Federal                                                                            --------------
Unemployment Tax                  Tax Deposited                                             $         -
Return                                                                                    --------------

                                  Date Deposited                       ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                    CERTIFICATION
            (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------
Deposit Method                   /   /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                      / X /  Electronic Federal Payment System (EFTPS) Deposit
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)       Date of Deposit                      EFTPS acknowledgement number or Form 8109 FTD
                            Wired To ADP 10/05/01                  received by: (1)
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)       Date of Deposit                      EFTPS acknowledgement number or Form 8109 FTD
                                                                   received by:
-----------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                               Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------
Signed:                       Date:
-----------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

15 of 17
Payroll 10.05                                 Cat. #43099Z                                             Form 6123 (rev. 06-97)

-----------------------------------------------------------------------------------------------------------------------------
                           Department of the Treasury - Internal Revenue Service
(REV. 06-97)                    VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
                                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------
TO             District Director, Internal revenue Service
               Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------
FROM:          Name of Taxpayer                        Allied Products Corp
-----------------------------------------------------------------------------------------------------------------------------
               Taxpayer Address                        1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-----------------------------------------------------------------------------------------------------------------------------
SECTION 1                           FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                              for the payroll period from  6-Oct-01 to 19-Oct-01
                                                                          ----------  ----------
Taxes Reported on                             Payroll Date                19-Oct-01
form 941, Employer's                                                      ----------
Quarterly Federal Tax             Gross wages paid to employees                             $    27,119
Return                                                                                    --------------
                                  Income tax withheld                                       $     6,074
                                                                                          --------------
                                  SOCIAL SECURITY  Employer's Soc. Sec.                     $       339
                                                                                          --------------
                                                   Employee's Soc. Sec.                             339
                                                                                          --------------
                                                   Employer's Medicare                              393
                                                                                          --------------
                                                   Employee's Medicare                              393
                                                                                          --------------
                                                   SOC. SEC & MEDICARE TOTAL                $     1,465
                                                                                          --------------
                                  Tax Deposited                                             $     7,539
                                                                                          --------------
                                  Date Deposited                            Wired To ADP 10/19/01
                                                                       ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SECTION 2                           FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                              for the payroll period from             to
                                                                          -----------     -----------
Taxes Reported on
form 940, Employer's              Gross wages paid to employees                             $         -
Annual Federal                                                                            --------------
Unemployment Tax                  Tax Deposited                                             $         -
Return                                                                                    --------------

                                  Date Deposited                       ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                    CERTIFICATION
            (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------
Deposit Method                   /   /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                      / X /  Electronic Federal Payment System (EFTPS) Deposit
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)       Date of Deposit                      EFTPS acknowledgement number or Form 8109 FTD
                            Wired To ADP 10/19/01                  received by: (1)
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)       Date of Deposit                      EFTPS acknowledgement number or Form 8109 FTD
                                                                   received by:
-----------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                               Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------
Signed:                       Date:
-----------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

16 of 17
Payroll 10.19                                 Cat. #43099Z                                             Form 6123 (rev. 06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY
                      ------------------------------------

I, RICHARD DREXLER, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                    --------------------------------------------
                                    For the Debtor In Possession (Trustee)

                                    Print or type name and capacity of
                                    person signing this Declaration:

                                             Richard A. Drexler
                                    --------------------------------------------

                                         Chairman, President, CEO and CFO
                                    --------------------------------------------

DATED:
      -------------------------------






                             OPERATING REPORT Page 8